UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 1, 2021, Cleco Power LLC (the “Company”) posted an updated investor presentation to its website. A copy of the presentation materials (the “Presentation”) is furnished with this report as Exhibit 99.1.
The information contained in the Presentation is summary information that should be considered in the context of materials filed with, or furnished to, the Securities and Exchange Commission and other public announcements that the Company may make by news release or otherwise from time to time. The Presentation speaks only as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.
The Presentation is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section. Accordingly, the information in the slides will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Cleco Power LLC September 2021 Presentation Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: September 1, 2021	By:	/s/ Kristin L. Guillory
Kristin L. Guillory
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: September 1, 2021	By:	/s/ Kristin L. Guillory
Kristin L. Guillory
Chief Financial Officer